OCIC SLF LLC

Supplemental Financial Information (Unaudited) as of and for the period ended June 30, 2026

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Consolidated Statement of Assets and Liabilities
(Amounts in thousands)

	June 30, 2026	December 31, 2025
Assets
Investments at fair value (amortized cost of $1,653,715 and $1,650,246, respectively)	$1,602,176	$1,626,107
Cash	60,791	58,827
Interest receivable	4,899	5,759
Receivable for investments sold	12,770	13,395
Prepaid expenses and other assets	40	61
Total Assets	$1,680,676	$1,704,149
Liabilities
Debt (net of unamortized debt issuance costs of $6,806 and $7,893, respectively)	$1,313,194	$1,312,107
Payable for investments purchased	47,379	44,839
Interest payable	12,595	15,890
Due to Advisor	151	—
Distribution payable	8,014	10,277
Accrued expenses and other liabilities	1,253	656
Total Liabilities	$1,382,586	$1,383,769
Members’ Equity
Members’ Equity	298,090	320,380
Total Members’ Equity	298,090	320,380
Total Liabilities and Members’ Equity	$1,680,676	$1,704,149

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Statements of Operations
(Amounts in thousands)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
Investment Income
Investment income	$28,304	31,826	$56,455	65,975
Total Investment Income	28,304	31,826	56,455	65,975
Operating Expenses
Interest expense	$19,357	$21,085	$39,385	$42,289
Professional fees	933	885	1,803	1,640
Total Operating Expenses	20,290	21,970	41,188	43,929
Net Investment Income	$8,014	$9,856	$15,267	$22,046
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net change in unrealized gain (loss) on investments	3,301	4,472	(27,400)	(18,344)
Net realized gain (loss) on investments	(2,124)	(4,102)	(9,891)	(4,636)
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	1,177	370	(37,291)	(22,980)
Net Increase (Decrease) in Members’ Equity Resulting from Operations	$9,191	$10,226	$(22,024)	$(934)

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of June 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Debt Investments
Advertising and media
Discovery Global Holdings Inc(5)	First lien senior secured loan	S+	2.50%	06/2033	9,035	$9,013	$9,034
NEXSTAR MEDIA INC.(5)	First lien senior secured loan	S+	2.75%	03/2033	5,140	5,090	5,080
OUTFRONT MEDIA CAPITAL LLC(5)	First lien senior secured loan	S+	1.75%	09/2032	1,709	1,707	1,706
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S+	2.75%	07/2031	7,171	7,171	6,971
						22,981	22,791	7.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S+	1.75%	09/2031	4,339	$4,339	$4,330
American Airlines, Inc.(6)	First lien senior secured loan	S+	2.25%	02/2028	4,472	4,473	4,426
American Airlines, Inc.(6)	First lien senior secured loan	S+	2.75%	05/2032	2,127	2,127	2,127
American Airlines, Inc.(6)	First lien senior secured loan	S+	3.00%	05/2033	2,017	1,997	1,990
Arcline FM Holdings LLC(6)	First lien senior secured loan	S+	2.75%	06/2030	6,190	6,191	6,206
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S+	1.75%	06/2030	1,985	1,987	1,984
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S+	2.25%	10/2030	7,151	7,133	7,145
Brown Group Holdings, LLC(5)	First lien senior secured loan	S+	2.50%	07/2031	11,426	11,427	11,449
CACI International, Inc.(5)	First lien senior secured loan	S+	1.75%	03/2033	3,591	3,584	3,582
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S+	2.00%	10/2031	6,090	6,093	6,102
Kaman Corporation(6)	First lien senior secured loan	S+	2.00%	02/2032	7,378	7,378	7,363
KBR, Inc(5)	First lien senior secured loan	S+	2.00%	01/2031	1,845	1,845	1,842
Mahseer Holdings LLC (dba PennAero)(6)(8)	First lien senior secured loan	S+	3.25%	03/2033	5,419	5,393	5,446
Propulsion (BC) Finco S.A.R.L.(6)	First lien senior secured loan	S+	2.50%	12/2032	3,734	3,729	3,743
Signia Aerospace LLC(6)	First lien senior secured loan	S+	2.50%	12/2031	4,398	4,398	4,395
Transdigm Inc.(6)	First lien senior secured loan	S+	2.25%	03/2030	2,703	2,703	2,703
Transdigm Inc.(6)	First lien senior secured loan	S+	2.50%	02/2031	1,954	1,956	1,954
Transdigm Inc.(6)	First lien senior secured loan	S+	2.50%	01/2032	2,064	2,060	2,064
Transdigm Inc.(6)	First lien senior secured loan	S+	2.50%	08/2032	2,337	2,332	2,337
United Airlines, Inc.(5)	First lien senior secured loan	S+	1.75%	02/2031	1,641	1,641	1,635
VSE Corp(5)	First lien senior secured loan	S+	2.00%	05/2033	2,827	2,821	2,827
						85,607	85,650	29.3%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S+	2.00%	10/2031	8,106	$8,106	$8,094
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S+	2.75%	03/2031	3,317	3,318	3,319
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S+	3.00%	03/2031	1,777	1,760	1,782
VALVOLINE INC(6)	First lien senior secured loan	S+	2.00%	12/2032	—	2,813	2,815

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S+	2.50%	01/2031	2,960	2,960	2,955
						18,957	18,965	6.5%
Buildings and real estate
Advanced Drainage Systems, Inc.(5)	First lien senior secured loan	S+	1.63%	02/2033	1,727	$1,727	$1,741
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	S+	1.75%	01/2031	3,465	3,476	3,464
American Residential Services, LLC(6)(8)	First lien senior secured loan	S+	2.75%	02/2032	5,747	5,746	5,761
ARCOSA INC(5)	First lien senior secured loan	S+	2.00%	10/2031	1,621	1,621	1,621
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S+	2.00%	04/2032	6164	6166	6151
Beacon Roofing Supply, Inc. (dba QXO)(6)	First lien senior secured loan	S+	2.00%	06/2033	4,118	4,108	4,106
Construction Partners, Inc.(5)	First lien senior secured loan	S+	2.00%	11/2031	1,928	1,928	1,925
Core & Main LP(6)	First lien senior secured loan	S+	2.00%	02/2031	1,780	1,780	1,780
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	S+	2.25%	06/2033	7,767	7,765	7,748
EMRLD Borrower LP (dba Emerson)(5)	First lien senior secured loan	S+	2.25%	08/2031	1,555	1,555	1,553
Hunter Douglas Inc(6)	First lien senior secured loan	S+	3.00%	01/2032	3,205	3,185	3,198
Knife River Corporation(6)	First lien senior secured loan	S+	1.75%	03/2032	3,143	3,143	3,145
MIWD Holdco II LLC(5)	First lien senior secured loan	S+	2.75%	03/2031	1,283	1,284	1,264
Park River Holdings Inc(6)	First lien senior secured loan	S+	4.50%	03/2031	—	5,292	5,350
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S+	2.25%	04/2031	2,600	2,600	2,597
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S+	2.25%	02/2032	5,939	5,928	5,932
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S+	1.75%	11/2027	1,934	1,931	1,923
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S+	2.00%	09/2032	3,327	3,327	3,317
						62,562	62,576	21.4%
Business services
BrightView Landscapes, LLC(5)(8)	First lien senior secured loan	S+	2.00%	06/2033	5,627	$5,613	$5,599
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S+	2.00%	01/2032	779	779	767
ConnectWise, LLC(6)	First lien senior secured loan	S+	3.50%	09/2028	1,181	1,187	1,083
DYCOM INDUSTRIES INC(6)	First lien senior secured loan	S+	1.75%	01/2033	1,677	1,673	1,677
IDEMIA Group SAS(6)	First lien senior secured loan	S+	4.25%	09/2028	7,818	7,836	7,781
Kaseya Inc.(6)	First lien senior secured loan	S+	3.25%	03/2032	6,975	6,949	5,367
Madison Safety & Flow LLC(6)	First lien senior secured loan	S+	2.50%	09/2031	1,983	1,983	1,983
MKS Instruments, Inc.(5)	First lien senior secured loan	S+	1.75%	02/2033	823	823	825
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S+	2.75%	01/2032	6,894	6,894	6,908
Ping Identity Holding Corp.(5)	First lien senior secured loan	S+	2.75%	11/2032	6,450	6,435	6,273
Pinnacle Buyer, LLC(6)	First lien senior secured loan	S+	2.50%	10/2032	8,883	8,865	8,895
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	S+	3.50%	10/2031	8,577	8,542	6,690
Plusgrade Inc.(6)	First lien senior secured loan	S+	3.50%	03/2031	9,086	9,086	8,916
Pye-Barker Fire & Safety, LLC(6)	First lien senior secured loan	S+	2.50%	12/2032	7,798	7,766	7,808
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S+	3.75%	08/2032	6,482	6,423	6,474
Shift4 Payments, LLC(6)	First lien senior secured loan	S+	2.00%	07/2032	7,953	7,932	7,916
Sitel Worldwide Corp.(5)	First lien senior secured loan	S+	3.75%	08/2028	2,626	2,611	1,264
Tecta America Corp.(5)	First lien senior secured loan	S+	2.50%	02/2032	6,945	6,945	6,946
Vestis Corp(6)	First lien senior secured loan	S+	2.25%	02/2031	6,483	6,310	6,378

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
VM Consolidated, Inc.(5)	First lien senior secured loan	S+	2.00%	10/2032	2,568	2,562	2,331
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S+	3.25%	12/2032	13,910	13,861	12,693
						121,075	114,574	39.2%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(6)(8)	First lien senior secured loan	S+	4.00%	11/2027	4,385	$4,294	$4,078
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(6)(8)	First lien senior secured loan	S+	4.75%	11/2027	2,895	2,828	2,714
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S+	1.75%	12/2029	2,433	2,437	2,432
Derby Buyer LLC (dba Delrin)(6)	First lien senior secured loan	S+	2.75%	11/2030	6,940	6,940	6,938
Entegris, Inc.(6)	First lien senior secured loan	S+	1.75%	07/2029	160	161	161
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)(8)	First lien senior secured loan	S+	4.00%	04/2032	3,198	3,203	3,198
H.B. Fuller Company(5)	First lien senior secured loan	S+	1.75%	02/2030	2,086	2,085	2,087
Ineos US Finance LLC(5)	First lien senior secured loan	S+	3.25%	02/2030	4,384	4,358	4,029
Ineos US Finance LLC(5)	First lien senior secured loan	S+	3.00%	02/2031	6,355	6,356	5,620
Ineos US Petrochem LLC(6)	First lien senior secured loan	S+	3.75%	03/2030	8,324	8,193	7,111
MSOF BEACON LLC(6)	First lien senior secured loan	S+	2.50%	12/2032	5,457	5,444	5,464
Nouryon Finance B.V.(7)	First lien senior secured loan	S+	3.25%	04/2028	4,113	4,113	4,107
Nouryon Finance B.V.(6)	First lien senior secured loan	S+	3.50%	07/2031	1,344	1,337	1,343
Windsor Holdings III LLC(5)	First lien senior secured loan	S+	2.75%	08/2030	11,454	11,456	11,440
						63,205	60,722	20.8%
Consumer Products
ACP Tara Holdings, Inc. (dba Arcadia)(6)	First lien senior secured loan	S+	2.50%	12/2032	8,000	$8,000	$7,998
ASGN Incorporated(5)(8)	First lien senior secured loan	S+	1.75%	08/2030	310	312	281
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)	First lien senior secured loan	S+	2.75%	04/2031	6,955	6,929	6,932
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S+	2.00%	10/2030	6,570	6,579	6,538
						21,820	21,749	7.5%
Containers and packaging
Berlin Packaging(6)	First lien senior secured loan	S+	3.25%	06/2031	10,965	$10,970	$10,900
Charter NEX US, Inc.(5)	First lien senior secured loan	S+	2.50%	11/2030	5,593	5,598	5,591
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S+	3.25%	03/2032	9,853	9,792	9,457
Graham Packaging Company Inc(5)	First lien senior secured loan	S+	2.25%	01/2033	1,351	1,348	1,351
Plastipak Holdings Inc.(5)	First lien senior secured loan	S+	2.50%	09/2032	11,278	11,228	11,262
Pregis Topco LLC(5)	First lien senior secured loan	S+	3.75%	02/2029	6,887	6,876	6,903
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S+	4.00%	03/2033	7,992	7,875	7,845
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S+	2.50%	09/2032	5,296	5,287	5,299
SupplyOne, Inc.(5)	First lien senior secured loan	S+	3.50%	04/2031	10,532	10,535	10,541
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S+	3.25%	03/2028	12,412	12,330	11,585
						81,839	80,734	27.7%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	S+	2.50%	07/2028	8,971	$8,973	$8,959
AI Aqua Merger Sub, Inc. (dba Culligan)(6)	First lien senior secured loan	S+	2.50%	06/2033	6,725	6,708	6,717
Avient Corporation(6)	First lien senior secured loan	S+	1.75%	08/2029	1,208	1,213	1,215

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S+	3.25%	12/2030	7,979	7,981	7,864
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S+	3.50%	12/2032	2,284	2,252	2,254
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S+	3.00%	10/2031	9,797	9,765	9,815
						36,892	36,824	12.6%
Education
Covista Inc. (dba Adtalem Global Education)(6)	First lien senior secured loan	S+	2.25%	03/2033	2,764	$2,751	$2,769
Renaissance Learning, Inc.(6)	First lien senior secured loan	S+	4.00%	04/2030	7,762	7,766	6,124
						10,517	8,893	3.1%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	S+	1.75%	05/2029	2,259	$2,262	$2,265
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S+	2.00%	01/2031	6,789	6,789	6,781
Calpine Construction Finance Company(5)	First lien senior secured loan	S+	1.75%	07/2030	6,825	6,826	6,816
Centuri Group, Inc(5)	First lien senior secured loan	S+	2.00%	07/2032	2,013	2,013	2,011
COLOSSUS ACQUIRECO LLC(6)	First lien senior secured loan	S+	1.75%	01/2033	991	991	984
Fleet U.S. Bidco Inc.(5)(8)	First lien senior secured loan	S+	2.75%	02/2031	5,659	5,659	5,659
						24,540	24,516	8.4%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S+	3.00%	11/2030	4,417	$4,417	$4,428
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S+	3.00%	11/2032	6,280	6,261	6,126
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S+	2.75%	11/2031	6,146	6,135	5,955
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S+	3.00%	10/2031	6,367	6,366	6,375
Cimpress USA Incorporated(5)	First lien senior secured loan	S+	2.50%	06/2033	1,056	1,053	1,057
Citadel Securities, LP(6)	First lien senior secured loan	S+	2.00%	06/2033	1,469	1,467	1,466
Citco Funding LLC(6)	First lien senior secured loan	S+	2.00%	01/2033	7,617	7,603	7,592
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S+	3.00%	04/2032	6,642	6,560	6,443
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S+	3.25%	03/2032	6,435	6,416	6,263
Creative Planning, LLC(5)	First lien senior secured loan	S+	2.00%	05/2031	7,715	7,693	7,680
EP Wealth Advisors, LLC(6)	First lien senior secured loan	S+	2.50%	10/2032	1,041	1,041	1,040
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S+	3.50%	08/2032	6,926	6,833	6,915
Focus Financial Partners, LLC(5)	First lien senior secured loan	S+	2.50%	09/2031	7,320	7,311	7,133
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S+	2.75%	06/2031	6,189	6,114	5,879
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S+	2.50%	11/2031	7,204	7,204	7,195
JUPITER BORROWER INC (dba Janus Henderson)(6)	First lien senior secured loan	S+	2.75%	03/2033	5,568	5,544	5,557
Kestra Advisor Services Holdings A, Inc.(5)	First lien senior secured loan	S+	2.75%	03/2031	6,839	6,840	6,770
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S+	2.25%	12/2030	2,338	2,338	2,334
OneDigital Borrower LLC(5)	First lien senior secured loan	S+	3.00%	07/2031	9,826	9,826	9,505
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S+	2.75%	09/2030	6,195	6,197	6,129
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S+	2.50%	11/2031	8,146	8,147	7,914
PUSHPAY USA INC(5)(8)	First lien senior secured loan	S+	3.75%	08/2031	307	307	286
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	S+	3.00%	07/2028	13,137	13,139	13,175

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S+	3.25%	05/2033	4,326	4,324	4,329
Victory Capital Holdings Inc(6)	First lien senior secured loan	S+	1.75%	09/2032	3,637	3,637	3,620
						142,773	141,166	48.4%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S+	1.75%	09/2030	4,816	$4,821	$4,806
Aramark Services, Inc.(5)	First lien senior secured loan	S+	1.75%	06/2030	5,992	5,992	5,989
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	S+	3.00%	12/2030	7,102	7,101	7,123
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S+	4.00%	09/2028	6,647	6,611	4,977
Chobani LLC(5)	First lien senior secured loan	S+	2.25%	10/2032	4,516	4,516	4,522
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S+	2.75%	02/2031	8,163	8,168	7,999
FRONERI US INC(7)	First lien senior secured loan	S+	2.25%	09/2031	3,368	3,363	3,342
FRONERI US INC(7)	First lien senior secured loan	S+	2.50%	09/2032	6,707	6,694	6,657
IRB Holding Corp (dba Inspire Brands, Inc.)(6)	First lien senior secured loan	S+	2.50%	12/2030	6,225	6,256	6,224
Pegasus BidCo B.V.(5)	First lien senior secured loan	S+	2.50%	07/2032	10,781	10,781	10,773
Primo Brands Corporation(6)	First lien senior secured loan	S+	2.75%	03/2031	5,724	5,697	5,748
Raising Cane's Restaurants, LLC(6)	First lien senior secured loan	S+	2.00%	11/2032	7,237	7,225	7,201
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S+	2.00%	06/2033	844	841	839
Red SPV, LLC(5)	First lien senior secured loan	S+	2.25%	03/2032	7,779	7,747	7,775
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured loan	S+	3.00%	02/2032	4,377	4,370	4,398
Simply Good Foods USA, Inc.(6)	First lien senior secured loan	S+	2.00%	03/2030	4,260	4,253	4,243
Snacking Investments US LLC (dba Arnott's Group)(5)	First lien senior secured loan	S+	3.00%	10/2032	3,797	3,797	3,804
Utz Quality Foods, LLC(5)	First lien senior secured loan	S+	2.50%	01/2032	2,630	2,630	2,630
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S+	2.50%	08/2028	4,673	4,680	4,666
						105,543	103,716	35.5%
Healthcare equipment and services
Agiliti Health(7)	First lien senior secured loan	S+	3.00%	05/2030	5,741	$5,693	$5,531
Argent Finco LLC(6)(8)	First lien senior secured loan	S+	2.50%	11/2032	2,095	2,090	2,100
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	S+	3.00%	02/2029	6,468	6,468	6,500
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S+	3.00%	08/2031	6,113	6,099	6,105
Global Medical Response, Inc.(5)	First lien senior secured loan	S+	3.25%	10/2032	5,273	5,262	5,285
Hologic Inc(6)	First lien senior secured loan	S+	2.25%	04/2033	10,282	10,258	10,052
LUMEXA IMAGING INC(6)	First lien senior secured loan	S+	3.00%	12/2032	—	2,438	2,440
Medline Borrower, LP(5)	First lien senior secured loan	S+	1.50%	05/2033	3,989	3,989	3,963
Natus Medical Incorporated(6)(8)	First lien senior secured loan	S+	5.25%	07/2029	1,810	1,739	1,796
NSM Top Holdings Corp. (dba National Seating & Mobility)(6)(8)	First lien senior secured loan	S+	4.25%	05/2029	4,926	4,917	4,926
Resonetics, LLC(6)	First lien senior secured loan	S+	2.75%	06/2031	2,135	2,134	2,131
Sharp Services, LLC(6)	First lien senior secured loan	S+	3.00%	09/2032	713	710	715
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	S+	5.25%	02/2028	7,846	7,871	7,650
						59,668	59,194	20.3%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Healthcare providers and services
CHG Healthcare Services, Inc.(5)	First lien senior secured loan	S+	3.00%	09/2031	5,561	$5,547	$5,561
CHG PPC Parent LLC(5)	First lien senior secured loan	S+	3.00%	12/2028	6,461	6,444	6,463
Concentra(5)	First lien senior secured loan	S+	2.00%	07/2031	2,208	2,208	2,210
Covetrus, Inc.(6)	First lien senior secured loan	S+	5.00%	10/2029	11,889	11,440	11,503
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S+	2.50%	02/2033	1,430	1,430	1,430
Inizio Group Limited (dba UDG Healthcare)(6)	First lien senior secured loan	S+	4.25%	08/2028	5,676	5,662	5,418
LSCS Holdings, Inc.(6)	First lien senior secured loan	S+	4.50%	03/2032	11,266	11,209	11,034
Onex TSG Intermediate Corporation(6)	First lien senior secured loan	S+	3.25%	08/2032	3,609	3,609	3,626
Option Care Health, Inc(5)	First lien senior secured loan	S+	1.75%	09/2032	1,593	1,590	1,594
Pacific Dental Services, LLC(5)	First lien senior secured loan	S+	2.25%	03/2031	8,687	8,691	8,684
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	S+	5.00%	12/2031	8,111	8,107	8,106
Phoenix Guarantor Inc(5)	First lien senior secured loan	S+	2.00%	02/2031	6,984	6,984	6,968
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S+	2.50%	12/2031	9,011	8,992	9,011
Physician Partners, LLC(6)	First lien senior secured loan	S+	1.50%	12/2029	3,937	2,932	3,540
Physician Partners, LLC(6)	First lien senior secured loan	S+	6.00%	12/2029	7,043	5,818	6,990
Select Medical Corp.(5)	First lien senior secured loan	S+	2.00%	12/2031	315	315	315
Select Medical Corp.(6)(8)	First lien senior secured loan	S+	3.00%	12/2031	5,501	5,446	5,515
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S+	3.75%	07/2031	8,312	8,248	6,055
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S+	2.50%	12/2030	3,602	3,596	3,602
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S+	2.75%	02/2032	7,653	7,653	7,591
						115,921	115,216	39.5%
Healthcare technology
Certara(5)	First lien senior secured loan	S+	2.75%	06/2031	974	$974	$971
Cotiviti, Inc.(5)	First lien senior secured loan	S+	2.75%	03/2032	3,339	3,310	3,026
Cotiviti, Inc.(5)	First lien senior secured loan	S+	2.75%	05/2031	2,823	2,823	2,578
Ensemble RCM, LLC(6)	First lien senior secured loan	S+	3.00%	02/2033	9,480	9,472	9,440
Imprivata, Inc.(6)	First lien senior secured loan	S+	3.00%	12/2027	6,862	6,849	6,854
IQVIA, Inc.(6)	First lien senior secured loan	S+	1.75%	01/2031	92	92	92
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	S+	2.75%	11/2031	6,367	6,362	6,337
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S+	2.75%	03/2028	1,664	1,665	1,661
Radnet Management, Inc.(5)	First lien senior secured loan	S+	2.00%	04/2031	2,926	2,926	2,920
Radnet Management, Inc.(5)	First lien senior secured loan	S+	3.00%	11/2031	7,773	7,741	7,664
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	S+	2.50%	12/2031	8,835	8,835	8,820
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)(8)	First lien senior secured loan	S+	2.00%	10/2029	4,104	4,107	4,094
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S+	2.75%	09/2029	6,642	6,629	6,477

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S+	3.25%	11/2031	3,651	3,638	3,559
						65,423	64,493	22.1%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	S+	1.75%	11/2032	2,461	$2,450	$2,463
						2,450	2,463	0.8%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(7)	First lien senior secured loan	S+	5.50%	08/2029	5,931	$5,919	$4,823
Dawn Bidco, LLC (dba Dayforce)(6)	First lien senior secured loan	S+	3.00%	10/2032	11,095	11,076	10,081
iSolved, Inc.(5)	First lien senior secured loan	S+	2.75%	10/2030	8,073	8,073	7,538
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S+	2.25%	02/2031	7,884	7,884	7,410
						32,952	29,852	10.2%
Industrial
PATHFINDER PWR LLC(6)(8)	First lien senior secured loan	S+	2.00%	06/2033	2,915	$2,914	$2,907
						2,914	2,907	1.0%
Infrastructure and environmental services
Arcwood Environmental, Inc(5)(8)	First lien senior secured loan	S+	3.00%	04/2033	3,243	$3,228	$3,251
ASP Acuren Holdings, Inc.(5)	First lien senior secured loan	S+	2.50%	07/2031	2,467	2,467	2,466
Clean Harbors Inc(5)	First lien senior secured loan	S+	1.50%	09/2032	1,550	1,550	1,554
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	S+	3.00%	07/2031	7,447	7,447	7,435
GFL Environmental Services Inc.(6)	First lien senior secured loan	S+	2.50%	03/2032	6,573	6,567	6,570
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	S+	3.00%	06/2031	5,710	5,661	4,793
Trilon Group, LLC(6)(8)	First lien senior secured loan	S+	3.50%	06/2033	5,293	5,267	5,293
						32,187	31,362	10.7%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S+	3.00%	11/2030	4,449	$4,468	$4,016
Acrisure, LLC(5)	First lien senior secured loan	S+	3.25%	06/2032	1,435	1,432	1,293
Alera Group, Inc.(5)	First lien senior secured loan	S+	2.75%	05/2032	3,817	3,817	3,621
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S+	2.50%	09/2031	6,203	6,194	6,114
AmWINS Group, Inc.(5)	First lien senior secured loan	S+	2.00%	01/2032	7,589	7,589	7,414
Ardonagh Midco 3 PLC(6)	First lien senior secured loan	S+	3.00%	02/2031	5,240	5,240	5,059
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S+	2.50%	06/2031	3,681	3,681	3,547
CFC USA 2025 LLC (dba CFC Insurance)(6)	First lien senior secured loan	S+	3.50%	07/2032	3,871	3,810	3,626
Hub International(6)	First lien senior secured loan	S+	2.25%	06/2030	4,669	4,669	4,662
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S+	2.75%	04/2030	4,866	4,866	4,578
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S+	2.75%	02/2031	7,396	7,396	6,929
IMA Financial Group, Inc.(5)	First lien senior secured loan	S+	3.00%	11/2028	5,764	5,755	5,739
Legence Holdings LLC(7)(8)	First lien senior secured loan	S+	3.75%	10/2032	1,610	1,603	1,514
Lockton Inc(6)(8)	First lien senior secured loan	S+	2.00%	05/2033	3,603	3,585	3,594
Mitchell International, Inc.(5)	First lien senior secured loan	S+	3.00%	06/2031	6,088	6,034	5,782
Ryan Specialty Group LLC(5)	First lien senior secured loan	S+	2.00%	09/2031	1,815	1,812	1,810
Summit Acquisition Inc. (dba K2 Insurance Services)(5)	First lien senior secured loan	S+	3.50%	10/2031	1,967	1,967	1,963
Trucordia Insurance Holdings, LLC(6)(8)	First lien senior secured loan	S+	3.25%	06/2032	13,258	13,230	11,799

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S+	2.75%	05/2031	4,887	4,878	4,766
USI, Inc.(6)	First lien senior secured loan	S+	2.25%	09/2030	3,179	3,180	3,162
						95,206	90,988	31.2%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S+	2.50%	03/2032	4,586	$4,582	$4,383
Barracuda Parent, LLC(6)	First lien senior secured loan	S+	4.50%	08/2029	5,413	5,294	3,656
Cloud Software Group, Inc.(6)	First lien senior secured loan	S+	3.25%	03/2031	9,382	9,382	8,198
Cloud Software Group, Inc.(6)	First lien senior secured loan	S+	3.25%	08/2032	2,279	2,279	1,965
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S+	3.75%	12/2031	5,445	5,402	5,191
Delta TopCo, Inc. (dba Infoblox, Inc.)(6)	First lien senior secured loan	S+	2.75%	11/2029	10,701	10,656	10,106
Epicor(5)	First lien senior secured loan	S+	2.75%	05/2031	1,418	1,417	1,352
Gen Digital Inc(5)	First lien senior secured loan	S+	1.75%	04/2032	3,394	3,380	3,346
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S+	2.50%	01/2032	6,554	6,540	6,266
IGT Holding IV AB (dba IFS)(6)	First lien senior secured loan	S+	3.00%	09/2031	2,738	2,736	2,672
KnowBe4, Inc.(6)	First lien senior secured loan	S+	3.75%	07/2032	7,430	7,426	5,758
McAfee Corp.(5)	First lien senior secured loan	S+	3.00%	03/2029	4,446	4,445	3,934
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	S+	4.75%	05/2029	2,965	2,842	1,031
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S+	3.25%	10/2030	10,033	10,042	7,222
Proofpoint, Inc.(6)	First lien senior secured loan	S+	3.00%	08/2028	—	6,412	6,203
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	S+	2.25%	06/2030	7,345	7,347	6,118
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S+	2.50%	07/2031	6,334	6,334	6,251
SONICWALL US Holdings, Inc.(6)(8)	First lien senior secured loan	S+	5.00%	05/2028	—	10,125	3,927
Sophos Holdings, LLC(5)	First lien senior secured loan	S+	3.50%	03/2027	5,822	5,822	5,389
SS&C(5)	First lien senior secured loan	S+	2.00%	05/2031	5,900	5,898	5,886
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S+	4.00%	04/2032	7,632	7,434	6,363
Storable, Inc.(5)	First lien senior secured loan	S+	3.25%	04/2031	1,929	1,939	1,715
UST Holdings, Ltd.(5)	First lien senior secured loan	S+	3.00%	11/2028	4,687	4,688	4,441
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S+	4.00%	11/2030	8,445	8,423	7,969
VIRTUSA CORPORATION(5)	First lien senior secured loan	S+	3.25%	02/2029	4,433	4,382	3,826
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S+	2.25%	04/2031	8,912	8,890	8,545
						154,117	131,713	45.1%
Investment funds and vehicle
Chicago US MidCo III, LP(5)	First lien senior secured loan	S+	2.50%	11/2032	7,731	$7,715	$7,716
Finco I, LLC(5)	First lien senior secured loan	S+	1.75%	06/2029	2,533	2,533	2,523
Grosvenor(5)	First lien senior secured loan	S+	2.25%	02/2030	2,176	2,176	2,181
						12,424	12,420	4.3%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S+	2.00%	05/2031	4,017	$4,000	$3,975
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S+	1.75%	09/2031	4,267	4,269	4,262
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S+	2.00%	07/2031	6,981	6,982	6,972
Live Nation Entertainment, Inc.(5)	First lien senior secured loan	S+	2.00%	10/2032	5,895	5,869	5,888

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
OakEagle AcquireCo Inc(6)	First lien senior secured loan	S+	3.50%	03/2033	9,214	9,075	9,234
						30,195	30,331	10.4%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(6)	First lien senior secured loan	S+	2.25%	08/2031	4,972	$4,972	$4,972
Altar Bidco, Inc.(5)	First lien senior secured loan	S+	3.35%	02/2029	1,524	1,507	1,522
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S+	3.00%	09/2032	1,247	1,248	1,246
CompoSecure Holdings, L.L.C.(6)	First lien senior secured loan	S+	2.25%	01/2033	4,531	4,530	4,501
DXP Enterprises, Inc.(5)	First lien senior secured loan	S+	3.25%	10/2030	10,671	10,676	10,706
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S+	2.25%	05/2030	6,581	6,582	6,572
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S+	3.25%	11/2032	8,783	8,777	8,821
Faraday Buyer, LLC (dba MacLean Power Systems)(6)	First lien senior secured loan	S+	2.50%	02/2033	6,415	6,400	6,400
Filtration Group Corporation(5)	First lien senior secured loan	S+	2.50%	10/2028	3,973	3,973	3,973
Gates Global LLC(5)	First lien senior secured loan	S+	1.75%	11/2029	3,120	3,123	3,116
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S+	4.00%	05/2032	8,760	8,722	8,784
Legence Holdings LLC(5)	First lien senior secured loan	S+	2.00%	12/2031	4,477	4,477	4,463
MADISON IAQ LLC(5)	First lien senior secured loan	S+	1.75%	05/2032	9,026	9,026	9,002
Pro Mach Group, Inc.(5)	First lien senior secured loan	S+	2.50%	10/2032	11,039	11,040	11,042
Spectris(6)	First lien senior secured loan	S+	2.75%	12/2032	6,806	6,792	6,828
STS Operating, Inc.(5)	First lien senior secured loan	S+	4.00%	03/2031	11,520	11,484	11,523
Tega MC Australia Holdings Pty Ltd(6)	First lien senior secured loan	S+	3.50%	06/2033	3,903	3,864	3,920
VICTORY BUYER LLC (dba Vantage Elevator)(6)	First lien senior secured loan	S+	3.00%	02/2033	4,194	4,174	4,201
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S+	2.75%	06/2033	7,914	7,894	7,899
						119,261	119,491	40.9%
Pharmaceuticals
Alkermes, Inc(6)(8)	First lien senior secured loan	S+	2.75%	08/2031	3,471	$3,464	$3,480
Amneal Pharmaceuticals LLC(5)	First lien senior secured loan	S+	3.00%	08/2032	9,228	9,214	9,256
BIOMARIN PHARMACEUTICAL(7)	First lien senior secured loan	S+	1.75%	04/2033	3,990	3,981	3,988
Elanco Animal Health Incorporated(5)	First lien senior secured loan	S+	1.75%	10/2032	3,340	3,317	3,337
Fortrea Holdings Inc.(6)	First lien senior secured loan	S+	3.50%	07/2030	5,155	5,165	5,099
Opal US LLC(6)	First lien senior secured loan	S+	2.50%	04/2032	4,091	4,091	4,086
						29,232	29,246	10.0%
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S+	2.00%	08/2032	4,719	$4,709	$4,688
Apex Group Treasury LLC(6)	First lien senior secured loan	S+	3.50%	02/2032	5,564	5,412	5,255
API GROUP DE INC(5)	First lien senior secured loan	S+	1.75%	05/2033	2,161	2,161	2,156
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S+	2.75%	01/2031	3,442	3,439	3,161
Corporation Service Company(5)	First lien senior secured loan	S+	2.00%	11/2029	4,847	4,847	4,818
Element Materials Technology(6)	First lien senior secured loan	S+	3.50%	07/2029	4,367	4,373	4,381
Element Solutions, Inc.(5)	First lien senior secured loan	S+	1.75%	12/2030	2,790	2,796	2,790
First Advantage Holdings LLC(6)	First lien senior secured loan	S+	2.75%	10/2031	7,908	7,884	7,797
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	S+	3.25%	09/2030	3,235	3,235	3,126
Red Ventures, LLC(5)	First lien senior secured loan	S+	2.75%	03/2030	1,497	1,531	1,382

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2026
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S+	3.75%	05/2028	2,559	2,559	2,104
Vistage International, Inc.(6)	First lien senior secured loan	S+	3.75%	07/2029	9,529	9,529	9,338
						52,475	50,996	17.5%
Speciality Retail
Chewy, Inc.(5)(8)	First lien senior secured loan	S+	1.75%	06/2033	2,385	$2,385	$2,385
						2,385	2,385	0.8%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	S+	2.00%	05/2028	974	$974	$862
Charter Communications Operating LLC(6)	First lien senior secured loan	S+	2.25%	12/2031	8,129	8,114	7,999
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S+	2.50%	09/2028	4,278	4,255	4,027
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S+	3.00%	11/2027	6,081	6,074	4,606
Virgin Media Bristol LLC(7)	First lien senior secured loan	S+	3.18%	03/2031	4,257	4,216	3,761
						23,633	21,255	7.3%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S+	4.25%	04/2033	8,403	$8,321	$8,402
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S+	3.75%	11/2028	4,279	4,233	4,145
First Student Bidco Inc(6)	First lien senior secured loan	S+	2.25%	08/2030	1,862	1,862	1,862
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S+	1.75%	04/2031	1,385	1,382	1,378
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S+	2.50%	09/2031	7,180	7,166	7,183
						22,964	22,970	7.9%

Total Misc.debt commitment (10)						$1,997	$2,018	0.7%
Total Debt Investments						$1,653,715	$1,602,176	548.9%
Total Investments						$1,653,715	$1,602,176	548.9%

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of June 30, 2026 was 3.65%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of June 30, 2026 was 3.73%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of June 30, 2026 was 3.85%.
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of June 30, 2026
(Amounts in thousands)

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
Chicago US MidCo III, LP	First lien senior secured delayed draw term loan	10/2027	$—	$1,151	$—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	12/2027	—	672	—
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	03/2027	—	374	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	06/2027	—	1,188	—
Kaman Corporation	First lien senior secured delayed draw term loan	01/2027	—	856	—
Mahseer Holdings LLC (dba PennAero)	First lien senior secured delayed draw term loan	02/2028	—	867	—
Pinnacle Buyer, LLC	First lien senior secured delayed draw term loan	03/2027	—	1713	—
Prestige Brands	First lien senior secured delayed draw term loan	06/2033	1,835	167	1,835
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	12/2027	183	982	183
Radnet Management, Inc.	First lien senior secured delayed draw term loan	10/2026	—	563	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	02/2027	—	417	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	154	—
Trilon Group, LLC	First lien senior secured delayed draw term loan	06/2028	—	471	—
Watlow Electric Manufacturing Company	First lien senior secured delayed draw term loan	06/2028	—	830	—
Total Portfolio Company Commitments			$2,018	$10,405	$2,018

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Debt Investments
Advertising and media
OUTFRONT MEDIA CAPITAL LLC(5)	First lien senior secured loan	S +	2.00%	09/2032	1,709	$1,707	$1,713
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S +	2.75%	07/2031	7,207	7,207	7,222
						8,914	8,935	2.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S +	2.00%	09/2031	3,596	$3,590	$3,602
American Airlines, Inc.(6)	First lien senior secured loan	S +	1.75%	01/2027	331	329	330
American Airlines, Inc.(6)	First lien senior secured loan	S +	2.25%	02/2028	4,519	4,519	4,529
American Airlines, Inc.(6)	First lien senior secured loan	S +	3.25%	05/2032	2,138	2,117	2,147
Arcline FM Holdings LLC(6)	First lien senior secured loan	S +	2.75%	06/2030	6,216	6,216	6,233
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S +	1.75%	06/2030	1,995	1,997	2,006
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S +	2.50%	10/2030	3,827	3,827	3,844
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.75%	07/2031	11,466	11,464	11,518
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S +	2.00%	10/2031	5,384	5,381	5,402
Kaman Corporation(6)	First lien senior secured loan	S +	2.50%	02/2032	11,358	11,216	11,265
KBR, Inc(5)	First lien senior secured loan	S +	2.00%	01/2031	1,854	1,854	1,863
Propulsion (BC) Finco S.A.R.L.(6)	First lien senior secured loan	S +	2.50%	12/2032	3,143	3,135	3,156
Signia Aerospace LLC(6)	First lien senior secured loan	S +	2.75%	12/2031	4,361	4,361	4,372
Transdigm Inc.(5)	First lien senior secured loan	S +	2.25%	03/2030	2,717	2,717	2,724
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	02/2031	1,964	1,966	1,971
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	01/2032	2,074	2,070	2,082
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%	08/2032	2,349	2,343	2,358
United Airlines, Inc.(5)	First lien senior secured loan	S +	2.00%	02/2031	1,649	1,649	1,654
						70,751	71,056	22.0%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S +	2.25%	10/2031	8,147	$8,147	$8,188
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	03/2031	3,347	3,347	3,356
PAI Holdco, Inc.(6)	First lien senior secured loan	S +	3.75%	10/2027	5,432	5,250	4,723
VALVOLINE INC(5)	First lien senior secured loan	S +	2.00%	12/2032	2,821	2,807	2,836
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S +	2.50%	01/2031	2,976	2,976	2,978
						22,527	22,081	6.9%
Buildings and real estate
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	S +	1.75%	01/2031	3,482	$3,495	$3,494
American Residential Services, LLC(6)(8)	First lien senior secured loan	S +	2.75%	02/2032	5,776	5,774	5,790
ARCOSA INC(5)	First lien senior secured loan	S +	2.00%	10/2031	1,932	1,932	1,940
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S +	2.00%	04/2032	5,490	5,490	5,503
Construction Partners, Inc.(5)	First lien senior secured loan	S +	2.50%	11/2031	1,936	1,933	1,948
Core & Main LP(6)	First lien senior secured loan	S +	2.00%	02/2031	1,789	1,789	1,789

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	S +	2.75%	01/2030	6,778	6,777	6,812
Dodge Construction Network LLC(6)	First lien senior secured loan	S +	6.25%	01/2029	1,867	1,774	1,871
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	S +	4.75%	02/2029	2,589	2,371	2,058
EMRLD Borrower LP (dba Emerson)(7)	First lien senior secured loan	S +	2.25%	08/2031	1,563	1,563	1,565
Hunter Douglas Inc(6)	First lien senior secured loan	S +	3.00%	01/2032	3,221	3,199	3,233
Knife River Corporation(6)	First lien senior secured loan	S +	2.00%	03/2032	3,158	3,163	3,169
MIWD Holdco II LLC(5)	First lien senior secured loan	S +	2.75%	03/2031	2,068	2,070	2,067
Park River Holdings Inc(6)	First lien senior secured loan	S +	4.50%	03/2031	5,376	5,298	5,402
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	04/2031	2,613	2,613	2,620
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%	02/2032	5,969	5,956	5,986
Starwood Property Mortgage, L.L.C.(5)(8)	First lien senior secured loan	S +	1.75%	11/2027	1,944	1,939	1,939
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S +	2.25%	09/2032	2,206	2,208	2,212
						59,344	59,398	18.5%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	S +	3.00%	07/2031	9,396	$9,419	$9,364
BrightView Landscapes, LLC(6)(8)	First lien senior secured loan	S +	2.00%	04/2029	3,919	3,919	3,919
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S +	2.00%	01/2032	783	783	785
ConnectWise, LLC(6)	First lien senior secured loan	S +	3.50%	09/2028	1,187	1,194	1,164
IDEMIA Group SAS(6)	First lien senior secured loan	S +	4.25%	09/2028	7,858	7,878	7,897
IGT Holding IV AB (dba IFS)(6)(8)	First lien senior secured loan	S +	3.00%	09/2031	1,065	1,065	1,070
Kaseya Inc.(5)	First lien senior secured loan	S +	3.00%	03/2032	7,011	6,982	7,011
Madison Safety & Flow LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	2,136	2,136	2,149
MKS Instruments, Inc.(5)	First lien senior secured loan	S +	2.00%	08/2029	1,665	1,665	1,671
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S +	3.00%	01/2032	6,484	6,455	6,522
Ping Identity Holding Corp.(6)	First lien senior secured loan	S +	2.75%	11/2032	6,358	6,342	6,367
Pinnacle Buyer, LLC(6)	First lien senior secured loan	S +	2.50%	10/2032	8,883	8,861	8,911
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	S +	3.50%	10/2031	8,620	8,580	8,340
Plusgrade Inc.(5)	First lien senior secured loan	S +	3.50%	03/2031	9,133	9,133	9,133
Pye-Barker Fire & Safety, LLC(6)	First lien senior secured loan	S +	2.50%	12/2032	7,798	7,759	7,843
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S +	4.00%	08/2032	8,370	8,288	8,377
Shift4 Payments, LLC(6)	First lien senior secured loan	S +	2.50%	06/2032	5,920	5,920	5,951
Sitel Worldwide Corp.(5)(8)	First lien senior secured loan	S +	3.75%	08/2028	5,339	5,288	2,082
Tecta America Corp.(5)	First lien senior secured loan	S +	2.75%	02/2032	12,884	12,884	12,921
Vestis Corp(6)	First lien senior secured loan	S +	2.25%	02/2031	6,517	6,326	5,947
VM Consolidated, Inc.(5)	First lien senior secured loan	S +	2.00%	10/2032	3,426	3,418	3,448
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S +	3.50%	12/2032	13,980	13,930	13,980
						138,225	134,852	42.1%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	S +	4.75%	11/2027	7,318	$7,209	$6,688
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S +	1.75%	12/2029	871	871	873
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S +	3.00%	11/2030	1,691	1,700	1,695
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)	First lien senior secured loan	S +	4.00%	04/2032	3,214	3,218	3,202
H.B. Fuller Company(5)	First lien senior secured loan	S +	1.75%	02/2030	1,731	1,726	1,733
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.25%	02/2030	4,407	4,377	3,553
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.00%	02/2031	7,388	7,388	5,901
Ineos US Petrochem LLC(5)	First lien senior secured loan	S +	4.25%	04/2029	2,500	2,364	1,750
Ineos US Petrochem LLC(5)	First lien senior secured loan	S +	3.75%	03/2030	8,334	8,304	5,640
MSOF BEACON LLC(5)(8)	First lien senior secured loan	S +	3.00%	12/2032	5,471	5,457	5,498
Nouryon Finance B.V.(7)	First lien senior secured loan	S +	3.25%	04/2028	8,730	8,728	8,723
Windsor Holdings III LLC(5)	First lien senior secured loan	S +	2.75%	08/2030	11,512	11,513	11,528
						62,855	56,784	17.7%
Consumer Products
ACP Tara Holdings, Inc. (dba Arcadia)(6)(8)	First lien senior secured loan	S +	3.25%	12/2032	8,020	$8,001	$8,060
ASGN Incorporated(5)	First lien senior secured loan	S +	1.75%	08/2030	311	313	312
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)(8)	First lien senior secured loan	S +	2.75%	04/2031	4,666	4,666	4,701
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S +	2.00%	10/2030	4,663	4,668	4,665
Novelis Inc(6)	First lien senior secured loan	S +	1.75%	03/2032	3,726	3,730	3,738
						21,378	21,476	6.7%
Containers and packaging
Berlin Packaging(5)	First lien senior secured loan	S +	3.25%	06/2031	11,020	$11,030	$11,041
Charter NEX US, Inc.(5)	First lien senior secured loan	S +	2.75%	11/2030	2,758	2,758	2,762
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S +	3.25%	03/2032	9,903	9,835	9,890
Plastipak Holdings Inc.(5)	First lien senior secured loan	S +	2.50%	09/2032	11,605	11,549	11,630
Plaze, Inc.(5)(8)	First lien senior secured loan	S +	3.75%	08/2026	6,297	6,255	5,793
Pregis Topco LLC(5)	First lien senior secured loan	S +	4.00%	02/2029	6,922	6,907	6,975
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S +	4.00%	09/2028	12,312	12,315	12,320
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S +	2.50%	09/2032	1,988	2,001	1,993
SupplyOne, Inc.(5)	First lien senior secured loan	S +	3.50%	04/2031	9,586	9,582	9,599
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S +	3.25%	03/2028	12,231	12,154	11,811
						84,386	83,814	26.2%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(6)	First lien senior secured loan	S +	3.00%	07/2028	8,993	$8,997	$9,009
Aramsco, Inc.(6)(8)	First lien senior secured loan	S +	4.75%	10/2030	7,911	7,789	5,300
Avient Corporation(6)	First lien senior secured loan	S +	1.75%	08/2029	1,523	1,530	1,531
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S +	3.25%	12/2030	13,754	13,753	13,588
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(6)	First lien senior secured loan	S +	3.50%	12/2030	2,290	2,256	2,263

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S +	3.00%	10/2031	9,837	9,801	9,875
						44,126	41,566	13.0%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	S +	2.75%	10/2029	676	$676	$679
Renaissance Learning, Inc.(5)	First lien senior secured loan	S +	4.00%	04/2030	12,243	12,246	10,663
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	S +	3.25%	10/2030	6,681	6,681	6,709
						19,603	18,051	5.6%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	S +	1.75%	05/2029	2,528	$2,532	$2,535
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S +	2.00%	01/2031	4,619	4,619	4,625
Calpine Construction Finance Company(5)	First lien senior secured loan	S +	1.75%	07/2030	6,825	6,825	6,829
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	01/2031	5,030	5,020	5,030
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%	02/2032	3,482	3,475	3,480
Centuri Group, Inc(5)	First lien senior secured loan	S +	2.25%	07/2032	2,013	2,013	2,019
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	S +	2.75%	02/2031	13,145	13,155	13,191
						37,639	37,709	11.8%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S +	3.00%	11/2030	3,440	$3,433	$3,456
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S +	3.00%	11/2032	5,589	5,575	5,580
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S +	3.00%	11/2031	6,311	6,298	6,321
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	S +	2.00%	01/2031	9,895	9,895	9,901
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S +	3.25%	10/2031	5,537	5,534	5,572
Citco Funding LLC(5)	First lien senior secured loan	S +	2.75%	04/2028	6,263	6,255	6,300
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S +	3.00%	04/2032	4,351	4,333	4,362
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S +	3.50%	03/2032	4,608	4,592	4,622
Creative Planning, LLC(5)	First lien senior secured loan	S +	2.00%	05/2031	7,754	7,730	7,768
EP Wealth Advisors, LLC(6)	First lien senior secured loan	S +	3.00%	10/2032	2,059	2,054	2,064
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S +	3.50%	08/2032	6,517	6,417	6,504
Focus Financial Partners, LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	7,493	7,486	7,503
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	2.75%	06/2031	5,097	5,083	5,104
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S +	2.50%	11/2031	7,240	7,220	7,264
Kestra Advisor Services Holdings A, Inc.(5)	First lien senior secured loan	S +	3.00%	03/2031	7,202	7,208	7,209
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S +	2.50%	12/2030	2,350	2,350	2,360
OneDigital Borrower LLC(5)	First lien senior secured loan	S +	3.00%	07/2031	9,876	9,875	9,889
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S +	3.25%	09/2030	7,467	7,467	7,510
Orion US Finco Inc. (dba OSTTRA)(5)	First lien senior secured loan	S +	3.50%	05/2032	1,729	1,721	1,736
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S +	2.50%	11/2031	8,187	8,187	8,189
PUSHPAY USA INC(7)(8)	First lien senior secured loan	S +	3.75%	08/2031	4,185	4,185	4,164
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	S +	3.00%	07/2028	14,725	14,724	14,807

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S +	3.00%	10/2031	9,837	9,801	9,875
TMF Sapphire Bidco B.V. (6)	First lien senior secured loan	S +	2.75%	05/2028	2,146	2,146	2,155
Victory Capital Holdings Inc(6)	First lien senior secured loan	S +	2.00%	09/2032	3,656	3,651	3,672
						143,419	144,012	45.0%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S +	1.75%	09/2030	4,842	$4,846	$4,843
Aramark Services, Inc.(5)	First lien senior secured loan	S +	1.75%	06/2030	6,135	6,135	6,148
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	12/2030	6,761	6,762	6,782
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S +	4.00%	09/2028	6,682	6,636	5,529
Chobani LLC(5)	First lien senior secured loan	S +	2.25%	10/2032	4,538	4,538	4,557
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S +	2.75%	02/2031	8,205	8,209	8,193
FRONERI US INC(7)	First lien senior secured loan	S +	2.25%	09/2031	3,385	3,379	3,381
FRONERI US INC(6)	First lien senior secured loan	S +	2.25%	09/2032	6,741	6,726	6,738
IRB Holding Corp (dba Inspire Brands, Inc.)(5)	First lien senior secured loan	S +	2.50%	12/2030	7,192	7,231	7,206
Pegasus BidCo B.V.(6)	First lien senior secured loan	S +	2.75%	07/2029	9,574	9,574	9,587
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S +	2.00%	11/2032	6,959	6,942	6,972
Red SPV, LLC(5)	First lien senior secured loan	S +	2.25%	03/2032	7,818	7,782	7,815
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured loan	S +	3.00%	02/2032	4,399	4,390	4,414
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured delayed draw term loan	S +	3.00%	02/2032	—	—	—
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	S +	2.00%	03/2030	4,260	4,250	4,274
Snacking Investments US LLC (dba Arnott's Group)(6)	First lien senior secured loan	S +	3.00%	10/2032	3,806	3,797	3,825
Utz Quality Foods, LLC(6)	First lien senior secured loan	S +	2.50%	01/2032	2,630	2,630	2,640
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S +	2.50%	08/2028	3,461	3,468	3,470
						97,295	96,374	30.1%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	S +	3.00%	05/2030	5,016	$4,978	$4,903
Argent Finco LLC(6)(8)	First lien senior secured loan	S +	3.00%	11/2032	2,095	2,090	2,106
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	S +	3.00%	04/2031	4,058	4,060	4,063
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	S +	3.00%	02/2029	6,500	6,500	6,533
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S +	3.00%	08/2031	6,143	6,128	6,194
Global Medical Response, Inc.(6)	First lien senior secured loan	S +	3.50%	10/2032	6,519	6,503	6,556
LUMEXA IMAGING INC(6)(8)	First lien senior secured loan	S +	3.00%	12/2032	2,444	2,438	2,457
Medline Borrower, LP(5)	First lien senior secured loan	S +	1.75%	10/2030	4,506	4,502	4,520
Natus Medical Incorporated(6)(8)	First lien senior secured loan	S +	5.25%	07/2029	1,810	1,729	1,801
NSM Top Holdings Corp. (dba National Seating & Mobility)(6)(8)	First lien senior secured loan	S +	4.25%	05/2029	4,951	4,938	4,963
Resonetics, LLC(6)	First lien senior secured loan	S +	2.75%	06/2031	2,671	2,671	2,674
Sharp Services, LLC(6)	First lien senior secured loan	S +	3.00%	09/2032	717	714	719

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	S +	5.25%	02/2028	7,886	7,909	7,709
						55,160	55,198	17.2%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	S +	2.75%	09/2028	1,806	$1,810	$1,813
CHG PPC Parent LLC(5)(8)	First lien senior secured loan	S +	3.00%	12/2028	6,495	6,474	6,511
Concentra(5)	First lien senior secured loan	S +	2.00%	07/2031	2,219	2,219	2,233
Covetrus, Inc.(6)(8)	First lien senior secured loan	S +	5.00%	10/2029	11,951	11,425	11,114
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S +	2.50%	11/2028	1,430	1,430	1,436
Inizio Group Limited (dba UDG Healthcare)(6)(8)	First lien senior secured loan	S +	4.25%	08/2028	6,669	6,644	6,486
LSCS Holdings, Inc.(6)	First lien senior secured loan	S +	4.50%	03/2032	10,642	10,591	10,406
Onex TSG Intermediate Corporation(6)	First lien senior secured loan	S +	3.75%	08/2032	3,618	3,600	3,636
Option Care Health, Inc(5)	First lien senior secured loan	S +	1.75%	09/2032	1,601	1,597	1,609
Pacific Dental Services, LLC(5)	First lien senior secured loan	S +	2.50%	03/2031	7,036	7,036	7,059
Pediatric Associates Holding Company, LLC(6)(8)	First lien senior secured loan	S +	4.50%	12/2028	2,960	2,864	2,960
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	S +	3.25%	12/2028	7,738	7,472	7,553
Phoenix Guarantor Inc(5)	First lien senior secured loan	S +	2.50%	02/2031	7,110	7,110	7,140
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S +	2.75%	12/2031	12,423	12,392	12,456
Physician Partners, LLC(6)(8)	First lien senior secured loan	S +	6.00%	12/2029	11,967	9,222	8,657
Select Medical Corp.(5)	First lien senior secured loan	S +	2.00%	12/2031	317	317	316
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S +	3.75%	07/2031	8,312	8,242	6,670
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%	12/2030	4,102	4,092	4,116
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S +	3.00%	02/2032	7,691	7,657	7,702
						112,194	109,873	34.3%
Healthcare technology
Certara(5)(8)	First lien senior secured loan	S +	2.75%	06/2031	803	$803	$809
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	03/2032	3,356	3,324	3,215
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%	05/2031	2,837	2,837	2,722
Ensemble RCM, LLC(6)	First lien senior secured loan	S +	3.00%	08/2029	2,024	2,015	2,033
Imprivata, Inc.(6)	First lien senior secured loan	S +	3.00%	12/2027	5,459	5,459	5,475
IQVIA, Inc.(6)	First lien senior secured loan	S +	1.75%	01/2031	92	92	93
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	S +	2.75%	11/2031	6,590	6,590	6,592
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S +	2.75%	03/2028	1,673	1,673	1,676
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	S +	3.00%	11/2031	7,294	7,263	7,314
Raven Acquisition Holdings, LLC (dba R1 RCM)(6)	First lien senior secured loan	S +	2.25%	04/2031	2,227	2,227	2,233
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	S +	2.50%	12/2031	11,256	11,256	11,238
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)(8)	First lien senior secured loan	S +	2.00%	10/2029	3,478	3,478	3,495

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	2.75%	09/2029	6,676	6,660	6,604
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	3.25%	11/2031	3,670	3,654	3,638
						57,331	57,137	17.8%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	S +	1.75%	10/2032	2,474	$2,462	$2,481
						2,462	2,481	0.8%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	S +	5.50%	08/2029	7,427	$7,393	$7,047
Dawn Bidco, LLC (dba Dayforce)(5)	First lien senior secured loan	S +	3.00%	10/2032	11,095	11,068	11,055
iSolved, Inc.(5)	First lien senior secured loan	S +	2.75%	10/2030	6,950	6,950	6,961
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S +	2.50%	02/2031	7,924	7,924	7,927
						33,335	32,990	10.3%
Infrastructure and environmental services
ASP Acuren Holdings, Inc.(5)	First lien senior secured loan	S +	2.75%	07/2031	2,473	$2,470	$2,483
Clean Harbors Inc(5)	First lien senior secured loan	S +	1.50%	09/2032	1,558	1,558	1,571
Geosyntec Consultants, Inc.(5)(8)	First lien senior secured loan	S +	3.00%	07/2031	5,920	5,920	5,950
GFL Environmental Services Inc.(6)	First lien senior secured loan	S +	2.50%	03/2032	6,031	6,024	6,049
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	S +	3.00%	06/2031	4,094	4,090	4,030
						20,062	20,083	6.3%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S +	3.00%	11/2030	4,472	$4,492	$4,463
Acrisure, LLC(5)	First lien senior secured loan	S +	3.25%	06/2032	1,443	1,439	1,442
Alera Group, Inc.(5)	First lien senior secured loan	S +	3.25%	05/2032	3,836	3,818	3,853
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	3,393	3,393	3,400
AmWINS Group, Inc.(5)	First lien senior secured loan	S +	2.25%	01/2032	7,627	7,621	7,646
Ardonagh Midco 3 PLC(6)	First lien senior secured loan	S +	2.75%	02/2031	5,742	5,742	5,724
Baldwin Insurance Group Holdings LLC (dba The Baldwin Group)(6)	First lien senior secured loan	S +	2.50%	05/2031	3,143	3,127	3,132
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S +	2.75%	06/2031	2,946	2,947	2,955
CFC USA 2025 LLC (dba CFC Insurance)(6)	First lien senior secured loan	S +	3.75%	07/2032	2,821	2,793	2,740
Hub International(6)	First lien senior secured loan	S +	2.25%	06/2030	4,697	4,697	4,719
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	04/2030	4,891	4,890	4,900
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%	02/2031	7,434	7,433	7,445
IMA Financial Group, Inc.(5)	First lien senior secured loan	S +	3.00%	11/2028	5,181	5,173	5,190
Mitchell International, Inc.(5)	First lien senior secured loan	S +	3.25%	06/2031	3,440	3,431	3,449
Ryan Specialty Group LLC(5)	First lien senior secured loan	S +	2.00%	09/2031	1,824	1,821	1,825
Summit Acquisition Inc. (dba K2 Insurance Services)(5)(8)	First lien senior secured loan	S +	3.50%	10/2031	1,977	1,977	1,987

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
The Liberty Company Insurance Brokers, LLC(6)(8)	First lien senior secured loan	S +	3.75%	10/2032	2,288	2,276	2,293
Trucordia Insurance Holdings, LLC(5)(8)	First lien senior secured loan	S +	3.25%	06/2032	16,459	16,419	16,335
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S +	2.75%	05/2031	4,153	4,151	4,155
USI, Inc.(6)	First lien senior secured loan	S +	2.25%	09/2030	2,970	2,970	2,974
						90,610	90,627	28.3%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S +	2.75%	03/2032	5,349	$5,349	$5,368
Barracuda Parent, LLC(6)	First lien senior secured loan	S +	4.50%	08/2029	5,441	5,302	4,392
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	03/2031	9,430	9,430	9,437
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%	08/2032	2,290	2,290	2,292
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S +	3.96%	12/2031	5,473	5,425	5,468
Dayforce Inc(6)(8)	First lien senior secured loan	S +	2.00%	03/2031	4,121	4,121	4,106
Delta TopCo, Inc. (dba Infoblox, Inc.)(5)	First lien senior secured loan	S +	2.75%	11/2029	12,824	12,765	12,749
Epicor(5)	First lien senior secured loan	S +	2.50%	05/2031	1,298	1,298	1,301
Gen Digital Inc(5)	First lien senior secured loan	S +	1.75%	04/2032	3,411	3,395	3,413
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S +	2.50%	01/2032	6,465	6,452	6,444
Javelin Buyer, Inc. (dba JAGGAER)(6)	First lien senior secured loan	S +	2.75%	12/2031	5,436	5,436	5,448
KnowBe4, Inc.(6)	First lien senior secured loan	S +	3.75%	07/2032	7,361	7,362	7,357
McAfee Corp.(5)	First lien senior secured loan	S +	3.00%	03/2029	7,331	7,332	6,743
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	S +	4.75%	05/2029	2,980	2,838	1,904
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S +	3.25%	10/2030	11,287	11,289	11,263
Project Sky Merger Sub, Inc.(5)	First lien senior secured loan	S +	3.75%	10/2028	2,014	2,012	1,918
Proofpoint, Inc.(6)	First lien senior secured loan	S +	3.00%	08/2028	8,044	8,010	8,078
Quartz Acquireco, LLC (dba Qualtrics)(6)(8)	First lien senior secured loan	S +	2.25%	06/2030	7,382	7,384	7,364
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S +	2.50%	07/2031	5,910	5,909	5,927
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	S +	5.00%	05/2028	10,320	10,138	6,592
Sophos Holdings, LLC(5)	First lien senior secured loan	S +	3.50%	03/2027	5,853	5,852	5,852
SS&C(5)	First lien senior secured loan	S +	2.00%	05/2031	5,490	5,488	5,520
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S +	4.00%	04/2032	7,670	7,457	7,651
Storable, Inc.(5)	First lien senior secured loan	S +	3.25%	04/2031	1,990	2,002	1,998
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	S +	3.00%	11/2028	4,711	4,713	4,723
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S +	4.00%	11/2030	7,838	7,818	7,830
Vertiv Group Corp.(5)	First lien senior secured loan	S +	1.75%	08/2032	2,282	2,282	2,292
VIAVI SOLUTIONS INC(6)(8)	First lien senior secured loan	S +	2.50%	10/2032	4,935	4,930	4,960
VIRTUSA CORPORATION(5)	First lien senior secured loan	S +	3.25%	02/2029	3,735	3,738	3,740
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S +	2.25%	04/2031	8,957	8,932	8,980
						176,749	171,110	53.4%
Investment funds and vehicles
Chicago US MidCo III, LP(5)(8)	First lien senior secured loan	S +	2.50%	11/2032	7,751	$7,732	$7,770

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Finco I, LLC(5)	First lien senior secured loan	S +	1.75%	06/2029	1,971	1,971	1,972
Grosvenor(5)	First lien senior secured loan	S +	2.25%	02/2030	2,578	2,578	2,587
						12,281	12,329	3.8%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S +	2.00%	05/2031	4,038	$4,018	$3,985
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S +	1.75%	09/2031	4,267	4,269	4,277
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S +	2.50%	07/2031	6,468	6,463	6,485
Live Nation Entertainment, Inc.(5)	First lien senior secured loan	S +	2.00%	10/2032	5,925	5,896	5,925
						20,646	20,672	6.5%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(6)	First lien senior secured loan	S +	2.25%	08/2031	5,430	$5,430	$5,451
Altar Bidco, Inc.(5)	First lien senior secured loan	S +	3.10%	02/2029	5,551	5,428	5,485
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S +	2.75%	09/2032	3,017	3,015	3,022
Columbus McKinnon Corp.(6)(8)	First lien senior secured loan	S +	2.50%	05/2028	397	397	397
DXP Enterprises, Inc.(5)	First lien senior secured loan	S +	3.25%	10/2030	13,098	13,098	13,194
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S +	2.25%	05/2030	8,602	8,602	8,619
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S +	3.25%	11/2032	11,939	11,924	12,005
Filtration Group Corporation(5)	First lien senior secured loan	S +	2.75%	10/2028	6,651	6,651	6,682
Gates Global LLC(5)	First lien senior secured loan	S +	1.75%	11/2029	1,595	1,595	1,598
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S +	4.00%	05/2032	10,243	10,194	10,177
Legence Holdings LLC(5)	First lien senior secured loan	S +	2.25%	12/2031	4,499	4,502	4,525
MADISON IAQ LLC(7)	First lien senior secured loan	S +	2.50%	06/2028	975	975	979
MADISON IAQ LLC(6)	First lien senior secured loan	S +	2.75%	11/2032	11,347	11,346	11,409
Pro Mach Group, Inc.(5)	First lien senior secured loan	S +	2.75%	10/2032	10,295	10,269	10,356
Spectris(6)	First lien senior secured loan	S +	2.75%	09/2032	6,840	6,823	6,866
STS Operating, Inc.(5)	First lien senior secured loan	S +	4.00%	03/2031	10,389	10,352	10,376
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S +	3.00%	03/2028	11,069	11,074	11,128
						121,675	122,269	38.2%
Pharmaceuticals
Amneal Pharmaceuticals LLC(5)	First lien senior secured loan	S +	3.50%	08/2032	7,094	$7,077	$7,147
Elanco Animal Health Incorporated(5)	First lien senior secured loan	S +	1.75%	10/2032	3,356	3,332	3,360
Fortrea Holdings Inc.(5)(8)	First lien senior secured loan	S +	3.75%	07/2030	5,155	5,166	4,961
Opal US LLC(6)	First lien senior secured loan	S +	3.00%	04/2032	5,810	5,803	5,841
						21,378	21,309	6.7%
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S +	2.00%	08/2032	2,645	$2,638	$2,647
AmSpec Parent, LLC(6)	First lien senior secured loan	S +	3.50%	12/2031	2,986	2,974	2,986
Apex Group Treasury LLC(6)	First lien senior secured loan	S +	3.50%	02/2032	5,593	5,427	5,248
API GROUP DE INC(5)	First lien senior secured loan	S +	1.75%	01/2029	2,166	2,166	2,174
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S +	2.75%	01/2031	3,442	3,437	3,392
Clearwater Analytics, LLC(7)	First lien senior secured loan	S +	2.00%	04/2032	4,237	4,237	4,229

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (9)
Corporation Service Company(5)	First lien senior secured loan	S +	2.00%	11/2029	5,337	5,337	5,333
Element Materials Technology(6)	First lien senior secured loan	S +	3.67%	06/2029	3,577	3,603	3,600
Element Solutions, Inc.(5)	First lien senior secured loan	S +	1.75%	12/2030	2,797	2,803	2,810
First Advantage Holdings LLC(5)	First lien senior secured loan	S +	2.75%	10/2031	5,661	5,660	5,595
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	S +	3.25%	09/2030	3,689	3,689	3,094
Red Ventures, LLC(5)	First lien senior secured loan	S +	2.75%	03/2030	1,506	1,544	1,443
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S +	3.75%	05/2028	4,993	4,993	4,541
Vistage International, Inc.(6)	First lien senior secured loan	S +	3.75%	07/2029	9,578	9,577	9,530
						58,085	56,622	17.7%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	S +	2.00%	05/2028	3,428	$3,421	$3,229
Charter Communications Operating LLC(6)	First lien senior secured loan	S +	2.25%	12/2031	8,170	8,153	8,175
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S +	2.50%	09/2028	4,379	4,349	4,207
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S +	3.00%	11/2027	6,113	6,101	5,783
Virgin Media Bristol LLC(7)	First lien senior secured loan	S +	3.18%	03/2031	4,257	4,212	4,212
						26,236	25,606	8.0%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S +	4.00%	04/2030	11,310	$11,309	$11,362
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S +	3.75%	11/2028	4,575	4,550	4,498
First Student Bidco Inc(6)	First lien senior secured loan	S +	2.50%	08/2030	2,202	2,199	2,208
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S +	1.75%	04/2031	1,392	1,388	1,392
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S +	2.50%	09/2031	8,234	8,215	8,275
NA Rail Hold Co. LLC(6)	First lien senior secured loan	S +	3.00%	03/2032	3,831	3,831	3,856
						31,492	31,591	9.9%

Total Misc.-debt commitments(10)					—	88	102	—%

Total Debt Investments						$1,650,258	$1,626,107	507.6%
Total Investments						$1,650,258	$1,626,107	507.6%

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2025 was 3.69%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2025 was 3.65%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2025 was 3.57%.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
Chicago US MidCo III, LP	First lien senior secured delayed draw term loan	10/2027	$—	$1,151	$—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	12/2027	—	672	—
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	3/2027	—	734	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	6/2027	—	1,113	—
Kaman Corporation	First lien senior secured delayed draw term loan	1/2027		933	102
Pinnacle Buyer, LLC	First lien senior secured delayed draw term loan	3/2027	—	1,713	—
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	12/2027	—	1,165	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	526	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	2/2027	—	417	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	213	—
Total Portfolio Company Commitments			$—	$8,637	$102

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Notes to the consolidated financial information

Organization and Principal Business
OCIC SLF LLC (“OCIC SLF” or the “Company”), a Delaware limited liability company, was initially formed on February 14, 2022 as a wholly owned subsidiary of Blue Owl Credit Income Corp. (“OCIC”).
On November 2, 2022, OCIC and State Teachers Retirement System of Ohio (“OSTRS” and together with OCIC, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-own OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. OCIC and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. OCIC and OSTRS have an 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representatives appointed by each Member.
Investment Portfolio Detail
Investments at fair value and amortized cost consisted of the following as of the following periods:

	June 30, 2026		December 31, 2025
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$1,653,715	$1,602,176	$1,650,246	$1,626,107
Total Investments	$1,653,715	$1,602,176	$1,650,246	$1,626,107

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The industry composition of investments based on fair value as of the following periods:

	June 30, 2026	December 31, 2025
Advertising and media	1.4%	0.5%
Aerospace and defense	5.3	4.4
Automotive services	1.2	1.4
Buildings and real estate	3.9	3.7
Business services	7.2	8.3
Chemicals	3.8	3.5
Consumer products	1.4	1.3
Containers and packaging	5.0	5.2
Distribution	2.3	2.6
Education	0.6	1.1
Energy equipment and services	1.5	2.3
Financial services	8.8	8.9
Food and beverage	6.5	5.9
Healthcare equipment and services	3.7	3.4
Healthcare providers and services	7.2	6.8
Healthcare technology	4.0	3.5
Household products	0.2	0.2
Human resource support services	1.9	2.0
Industrial	0.2	—
Infrastructure and environmental services	2.0	1.2
Insurance	5.7	5.6
Internet software and services	8.2	10.5
Investment funds and vehicles	0.8	0.8
Leisure and entertainment	1.9	1.3
Manufacturing	7.5	7.5
Pharmaceuticals	1.8	1.3
Professional services	3.2	3.5
Specialty retail	0.1	—
Telecommunications	1.3	1.6
Transportation	1.4	1.9
Total	100.0%	100.0%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

The geographic composition of investments based on fair value consisted of the below as of the following periods:

	June 30, 2026	December 31, 2025
United States:
Midwest	24.0%	25.6%
Northeast	20.3	18.6
South	27.2	27.0
West	14.4	14.4
International	14.1	14.5
Total (1)	100.0%	100.0%
(1) Totals presented may differ than actuals due to rounding.
Investments
The following table presents the fair value hierarchy of investments as of June 30, 2026:

	Fair Value Hierarchy as of June 30, 2026
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,470,404	$131,772	$1,602,176
Total Investments	$—	$1,470,404	$131,772	$1,602,176

The following table presents the fair value hierarchy of investments as of December 31, 2025:

	Fair Value Hierarchy as of December 31, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,393,050	$233,057	$1,626,107
Total Investments	$—	$1,393,050	$233,057	$1,626,107

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Debt Activity

Wise CLO 2023-1

On September 21, 2023, the Company’s wholly-owned subsidiary, ORCIC JV WH LLC merged with the Company’s wholly-owned subsidiary, Wise CLO 2023-1 Ltd., a private company incorporated and existing under the laws of Jersey Channel Islands, with Wise CLO 2023-1 Ltd. as the surviving entity. The merger was undertaken in order for Wise CLO 2023-1 Ltd. to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-1 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2023-1 Transaction. On September 21, 2023, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-1 Ltd., as co-issuer, closed the Wise CLO 2023-1 Transaction and issued $195.0 million of Class A Notes, $46.3 million of Class B-1 Notes, $14.5 million of Class B-2 Notes, $29.3 million of Class C Notes, and $97.0 million of Subordinated Notes pursuant to an Indenture and Security Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. Additionally, Wise CLO 2023-1 Ltd. and Wise CLO 2023-1 LLC incurred $75.0 million in Class A Loans pursuant to a Credit Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, the lenders party thereto and U.S. Bank Trust Company, National Association as loan agent and collateral trustee.

On September 25, 2025, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, as co-issuer, closed a collateralized loan obligation reset transaction (the “Wise CLO 2023-1 Reset Transaction”) and issued $270.0 million of Class A-R Notes (the “Class A Notes”), $58.5 million of Class B-R Notes (the “Class B Notes”), $31.5 million of Class C-R Notes (the “Class C Notes”), and, in the case of the issuer only, $0.25 million of Class D-R Notes (the “Class D Notes”, together with the Class A Notes, the Class B Notes and the Class C Notes, the “Wise 2023-1 Reset Secured Notes”) pursuant to an Amended and Restated Indenture dated September 25, 2025 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The proceeds from the issuance of the Wise 2023-1 Reset Secured Notes were used to redeem or prepay, as applicable, the Wise 2023-1 Transaction. The Wise 2023-1 Reset Secured Notes have a stated maturity of October 20, 2038. The Subordinated Notes from the Wise 2023-1 Transaction were not redeemed and remain outstanding. The stated maturity of such Subordinated Notes was extended to October 20, 2038 in connection with the Wise 2023-1 Reset Transaction.

Wise CLO 2023-2
On October 30, 2023, the Company’s wholly-owned subsidiary, ORCIC JV WH II LLC migrated as a company incorporated in the State of Delaware to a private company incorporated and existing under the laws of Jersey Channel Islands. As part of the migration, ORCIC JV WH II LLC was renamed to Wise CLO 2023-2 Ltd. The migration and renaming was undertaken in order for ORCIC JV WH II LLC (now Wise CLO 2023-2 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-2 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2023-2 Transaction. On December 13, 2023, Wise CLO 2023-2 Ltd., as issuer, and Wise CLO 2023-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-2 Ltd., as co-issuer, closed the Wise CLO 2023-2 Transaction and issued $240.0 million of Class A Notes, $41.0 million of Class B-1 Notes, $15.0 million of Class B-2 Notes, $24.0 million of Class C Notes, and $84.5 million of Subordinated Notes pursuant to an Indenture dated December 13, 2023 among Wise CLO 2023-2 Ltd., as issuer, Wise CLO 2023-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2023-2 Transaction have a stated maturity of January 15, 2037.

On February 25, 2026, Wise CLO 2023-2 Ltd., as issuer, and Wise CLO 2023-2 LLC, as co-issuer, closed a collateralized loan obligation reset transaction (the “Wise CLO 2023-2 Reset Transaction”) and issued $240.0 million of Class A-1-R Notes (the “Class A-1 Notes”), $16.0 million of Class A-2-R Notes (the “Class A-2 Notes”), $40.0 million of Class B-R Notes (the “Class B Notes”), $24.0 million of Class C-R Notes (the “Class C Notes”) and, in the case of the issuer only, $0.25 million of Class D-R Notes (the “Class D Notes”, together with the Class A-1 Notes, the Class A-2 Notes, the Class B Notes and the Class C Notes, the “Wise 2023-2 Reset Secured Notes”) pursuant to an Amended and Restated Indenture dated February 25, 2026, among Wise CLO 2023-2 Ltd., as issuer, Wise CLO 2023-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The proceeds in connection with the issuance of the Wise 2023-2 Reset Secured Notes were used to redeem or prepay, as applicable, the Wise CLO 2023-2 Transaction. The Wise 2023-2 Reset Secured Notes have a stated maturity of

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
April 15, 2039. The Subordinated Notes from the Wise CLO 2023-2 Transaction were not redeemed and remain outstanding. The stated maturity of such Subordinated Notes was extended to April 15, 2039 in connection with the Wise 2023-2 Reset Transaction.

Wise CLO 2024-1

On July 27, 2023, the Company’s wholly-owned subsidiary, Wise CLO 2024-1 Ltd was incorporated as a company under the laws of the Cayman Islands. On March 7, 2024, Wise CLO 2024-1 Ltd., as issuer, and Wise CLO 2024-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-1 Ltd., as co-issuer, closed a collateralized loan obligation transaction (“the Wise CLO 2024-1 Transaction”) using the financial assets previously acquired by Wise CLO 2024-1 Ltd. as collateral to underpin the transaction and issued $240.0 million of Class A Notes, $55.0 million of Class B-1 Notes, $5.0 million of Class B-2 Notes, $20.0 million of Class C Notes, and $88.7 million of Subordinated Notes pursuant to an Indenture dated March 7, 2024 among Wise CLO 2024-1 Ltd., as issuer, Wise CLO 2024-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-1 Transaction have a stated maturity of April 15, 2037.

On May 18, 2026, Wise CLO 2024-1 Ltd., as issuer, and Wise CLO 2024-1 LLC, as co-issuer, closed a collateralized loan obligation refinancing transaction (the “Wise CLO 2024-1 Refinancing Transaction”) and issued $240.0 million of Class A-R Notes (the “Class A- Notes”), $47.5 million of Class B-1-R Notes (the “Class B-1 Notes”), $12.5 million of Class B-2-R Notes (the “Class B-2 Notes”), and $20.0 million of Class C-R Notes (the “Class C Notes”) together with the Class A- Notes, the Class B-1 Notes, the Class B-2 Notes, and the Class C Notes, the “Wise 2024-1 Refinancing Secured Notes”) pursuant to an Amended and Refinancing Indenture dated May 18, 2026, among Wise CLO 2024-1 Ltd., as issuer, Wise CLO 2024-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The proceeds in connection with the issuance of the Wise CLO 2024-1 Refinancing Secured Notes were used to redeem or prepay, as applicable, the Wise CLO 2024-1 Transaction. The Wise CLO 2024-1 Refinancing Secured Notes have a stated maturity of April 15, 2037. The Subordinated Notes from the Wise CLO 2024-1 Transaction were not redeemed and remain outstanding. The stated maturity of such Subordinated Notes remains April 15, 2037 in connection with the Wise CLO 2024-1 Refinancing Transaction.
Wise CLO 2024-2

On October 26, 2022, the Company’s wholly-owned subsidiary, ORCIC JV WH III LLC was incorporated as a limited liability company under the laws of Delaware. On July 11, 2024, ORCIC JV WH III LLC merged with Wise CLO 2024-2 Ltd. On July 11, 2024, Wise CLO 2024-2 Ltd., as issuer, and Wise CLO 2024-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-2 Ltd., as co-issuer, closed a collateralized loan obligation transaction (“the Wise CLO 2024-2 Transaction”) using financial assets previously acquired by Wise CLO 2024-2 Ltd as collateral to underpin the transaction and issued $240.0 million of Class A Notes, $52.0 million of Class B Notes, $28.0 million of Class C Notes, and $90 million of Subordinated Notes pursuant to an Indenture dated July 11, 2024 among Wise CLO 2024-2 Ltd., as issuer, Wise CLO 2024-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-2 Transaction have a stated maturity of July 15, 2037.

Debt obligations consisted of the following as of June 30, 2026:

	June 30, 2026
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023-1	$360,000	$360,000	$—	$1,858	$358,142
Wise CLO 2023-2	320,000	320,000	—	1,638	318,362
Wise CLO 2024-1	320,000	320,000	—	1,598	318,402
Wise CLO 2024-2	320,000	320,000	—	1,712	318,288
Total Debt	$1,320,000	$1,320,000	$—	$6,806	$1,313,194
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Debt obligations consisted of the following as of December 31, 2025:

	December 31, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023-1	$360,000	$360,000	$—	$2,074	$357,926
Wise CLO 2023-2	320,000	320,000	—	2,153	317,847
Wise CLO 2024-1	320,000	320,000	—	1,876	318,124
Wise CLO 2024-2	320,000	320,000	—	1,790	318,210
Total Debt	$1,320,000	$1,320,000	$—	$7,893	$1,312,107
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

The table below presents the components of interest expense for the following periods:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
($ in thousands)	2026	2025	2026	2025
Interest expense	$17,136	$20,907	$34,871	$41,936
Amortization of debt issuance costs	2,221	178	4,514	353
Total Interest Expense	$19,357	$21,085	$39,385	$42,289
Average interest rate	5.3%	6.4%	5.4%	6.4%
Average daily borrowings	$1,320,000	$1,320,000	$1,320,000	$1,078,508